Exhibit 10.1
AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, DELAYED DRAW TERM LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, DELAYED DRAW TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of May 9, 2022 (the “Effective Date”) by and among SWEETGREEN, INC., a Delaware corporation (“Borrower”), the entities that become parties hereto as guarantors pursuant to Section 4.1(g) of the Loan Agreement (as defined below) (each, a “Guarantor” and, collectively, the “Guarantors”), and EAGLEBANK (“Lender”). For purposes of this Amendment, the term “Loan Agreement” shall mean that certain First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement, dated as of December 14, 2020, as amended by that certain Amendment No. 1 to First Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement dated as of September 29, 2021, by and among Borrower, Guarantors and Lender. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement.
WHEREAS, the Borrower has requested that certain modifications be made to the Loan Agreement, to among other things, add provisions relating to the issuance by Lender of Letter of Credit; and
WHEREAS, the Loan Parties and Lender have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Loan Parties and Lender hereby agree to the following amendments to the Loan Agreement.
1.Amendments to Loan Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Loan Agreement is hereby amended as follows:
(a)Section 1.2 is amended to delete the definition of “Advance” in its entirety and to substitute the following in lieu thereof:
““Advance” shall mean a borrowing under the Revolving Facility including borrowings for the issuance of Letters of Credit which Letter of Credit borrowings shall at no time exceed One Million Five Hundred Thousand Dollars ($1,500,000) of issued and undrawn Letters of Credit outstanding at any one time. Any amounts paid by Lender on behalf of borrower under any Loan Document shall be an Advance for purposes of this agreement.”
(b)Section 1.2 is amended to add the following definition of “Aggregate Revolving Facility Obligations”:
“”Aggregate Revolving Facility Obligations” shall mean, as of any particular time, the sum of the aggregate principal amount of all Advances then outstanding plus Letter of Credit Obligations then outstanding.”
(c)Section 1.2 is amended to add the following definition of “Application”:
“”Application” shall mean an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.”
(d) Section 1.2 is amended to add the following definition of “Issuing Lender”:

“”Issuing Lender” shall mean EagleBank in its capacity as issuer of any Letter of Credit, or any successor thereto.”
(e)Section 1.2 is amended by adding the definition of “Letter of Credit Facility”:
““Letter of Credit Facility” shall mean the letter of credit facility established pursuant to Section 2.15.
(f) Section 1.2 is amended to adding the definition of “Letter of Credit Obligations”:
““Letter of Credit Obligations” shall mean at any time the aggregate amount of drawings under issued Letters of Credit.”
(g)Section 1.2 is amended to delete the definition of “Obligations” in its entirety and to substitute the following in lieu thereof:
“”Obligations” shall mean (a) all present and future obligations, Indebtedness and liabilities of Loan Parties to Lender at any time and from time to time of every kind, nature and description, direct or indirect, secured or unsecured, joint and several, absolute or contingent, due or to become due, matured or unmatured, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, under any of the Loan Documents and Letter of Credit or otherwise relating to any Loans (whether or not evidenced by a Note) or other Indebtedness to Lender, including, without limitation, Bank Products, all principal, interest, applicable fees, charges and expenses and all amounts paid or advanced by Lender on behalf of or for the benefit of Borrower for any reason at any time, including in each case obligations of performance as well as obligations of payment and interest that accrue after the commencement of any proceeding under any Debtor Relief Law by or against any such Person and (b) the Letter of Credit Obligation.”
(h)Section 1.2 is amended to add the following definition of “UCP600”:
     “”UCP600” shall mean the Uniform Customs and Practices of Documentary Credits of the International Chamber of Commerce (Publication 600) as in effect from time to time.”
(i)Section 2.1 is amended to delete such section in its entirety and to substitute the following in place thereof:
“2.1    The Revolving Facility
“Subject to the provisions of this Agreement and provided no Event of Default has occurred and is continuing, Lender shall make Advances to Borrower under the Revolving Facility from time to time prior to the Revolving Facility Maturity Date, provided that, notwithstanding any other provision of this Agreement, (i) the Aggregate Revolving Facility Obligations at any one time outstanding under the Revolving Facility shall not exceed the Facility Cap. The Revolving Facility is a revolving credit facility, which may be drawn, repaid and redrawn, from time to time as permitted under this Agreement. Unless otherwise permitted by Lender, each Advance shall be in an amount of at least $1,000. Subject to the provisions of this Agreement, Borrower may request Advances under the Revolving Facility up to and including the value, in U.S. Dollars, of the Facility Cap. Advances under the Revolving Facility automatically shall, without an Advance request from Borrower, be made for the payment of interest on the Revolving Loan Obligations and other Obligations on the date when due to the extent available and as provided for herein.”

(j)Clause 2.12(a)(iii) is amended to delete such clause in its entirety and to substitute the following in place thereof:
“(iii)    impose on Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Rate Loans made by Lender or Letters of Credit;
and the result of any of the foregoing shall be to increase the cost to Lender of making, converting to, continuing or maintaining any LIBOR Rate Loan or of maintaining its obligation to make any such Loan, or to increase the cost to Lender in issuing or maintaining the Letter of Credit or to reduce the amount of any sum received or receivable by Lender hereunder (whether of principal, interest or any other amount) then, upon request of Lender, Borrower will pay to Lender such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered.”
(k) Article II is amended to add the following as a new Section 2.15:
“2.15     Letter of Credit Facility
Subject to the terms and conditions hereof, the Issuing Lender agrees to issue one or more standby Letters of Credit (including direct pay standby letters of credit) for the account of Borrower on any Business Day from the Closing Date through, but not including, the Revolving Facility Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to and shall not issue any Letter of Credit if, after giving effect to such issuance, (a) the sum of the all issued, undrawn and unexpired Letters of Credit plus the Letter of Credit Obligations would exceed One Million Five Hundred Thousand Dollars ($1,500,000), or (b) the outstanding Aggregate Revolving Facility Obligations would exceed the Facility Cap. The Letters of Credit shall (i) be issued to support obligations of Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (ii) expire on a date satisfactory to the Issuing Lender, which date shall be no later than the earlier of (A) one (1) year from the date of issuance of the Letter of Credit (subject to automatic renewal of Letter of Credit issued by the Issuing Lender, at the sole and absolute option of the Issuing Lender, so long as such renewal periods terminate no later than the fifth (5th) Business Day prior to the Revolving Facility Maturity Date) and (B) the fifth (5th) Business Day prior to the Revolving Facility Maturity Date; provided, that a Letter of Credit may expire up to (but not later than) one (1) year beyond the Revolving Facility Maturity Date so long as Borrower cash collateralizes one hundred five-percent (105%) of the face amount of each issued, undrawn and unexpired Letter of Credit no later than thirty (30) days prior to the Revolving Facility Maturity Date on terms and conditions acceptable to the Issuing Lender in its sole discretion, and (iii) be subject to the UCP600 and, to the extent not inconsistent therewith, the laws of the State of Maryland. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any Lender to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.”
(l) Article II is amended to add the following as a new Section 2.16:
“2.16    Procedure for Issuance of Letters of Credit
Upon receipt of a request for a Letter of Credit, the Issuing Lender shall process such request and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 6.2, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue the Letter of Credit earlier than three (3) Business Days after its receipt of the request therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of the Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and Borrower. The Issuing Lender shall promptly furnish to Borrower a copy of the Letter of Credit and promptly notify each Lender of the issuance and, upon request by the Lender, furnish to the Lender a copy of the Letter of Credit and the amount of such Lender’s Letter of Credit Obligation therein.”
(m) Article II is amended to add the following as a new Section 2.17:
“2.17    Letter of Credit Issuance Fee and Other Costs
Borrower shall pay the Issuing Lender (i) upfront, an issuance fee with respect to the Letter of Credit in an amount equal to one percent (1%) of the face value of such Letter of Credit, and (ii) a fee payable each year on the anniversary of the date of issuance of the Letter of Credit in an amount equal to the average daily amount of all issued, undrawn and unexpired Letters of Credit during the period from and including the date of the issuance of such Letters of Credit to, but excluding, the date on which the Letters of Credit have expired or are terminated, multiplied by one percent (1%) per annum.”
(n) Section 6.2 is amended to delete such section in its entirety and to substitute the following in place thereof:
“6.2     Conditions to Each Advance
The obligations of Lender to make any Advance or Term Loan Advance, including, without limitation, the initial Term Loan Advance, (or otherwise extend credit hereunder) and issue any Letter of Credit are subject to the satisfaction, each in the Permitted Discretion of Lender, of the following additional conditions precedent:
(a)    Borrower shall have delivered to Lender a Revolving Facility Borrowing Certificate or a Term Loan Borrowing Certificate for the Advance or the Term Loan Advance, as applicable, executed by an authorized officer of Borrower, which shall constitute a representation and warranty by Borrower as of the Borrowing Date of such Advance or Term Loan Advance, as applicable, or issuance of Letter of Credit, that the conditions contained in this Section 6.2 have been satisfied;
(b)    each of the representation and warranties made by Loan Parties in or pursuant to this Agreement, or under the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished in connection herewith, shall be true and correct in all material respects, before and after giving effect to such Advance or Term Loan Advance, as applicable, or issue such Letter of Credit; provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such referenced date; provided, further, that Borrower may update or supplement information in the Perfection Certificate or the Schedules hereto after the Effective Date to the extent necessary to make such representations and warranties true and correct in all material respects as of the date of such Advance or Term Loan Advance, as applicable;
(c)    no Default or Event of Default shall have occurred or be continuing or would exist after giving effect to the Advance or the Term Loan Advance, as applicable, on the Borrowing Date, or the issuance of a Letter of Credit on such date;
(d)    immediately after giving effect to the requested Advance, or Term Loan Advance, or issuance of a Letter of Credit, as applicable, (i) the aggregate outstanding principal amount of Advances under the Revolving Facility shall not exceed the Facility Cap and (ii) the aggregate outstanding principal amount of Term Loan Advances under the Term Loan shall not exceed the Term Loan Commitment;
(e)    at the time of making such requested Advance or Term Loan Advance, as applicable, or issuance of a Letter of Credit, no Material Adverse Effect has occurred (that has not been cured prior to such date) or is continuing; and
(f)    Lender shall have received all fees, charges and expenses payable to Lender on or prior to such date pursuant to the Loan Documents.”.
(o) The second sentence of Section 7.22 is hereby amended by adding the words “and issuance of the Letters of Credit” after the word “Advances”.
(p) Section 8.2 is hereby amended by adding the words “, the Letter of Credit” after the word “Advances”.
(q) Clause (c) of Article XI is amended by adding the words “issuance of the Letters of Credit” after the word “Advances”.
    (r) Clause (e) of Article XI is amended by adding the words “issuance of the Letters of Credit” after the word “Advances”.
    (s) Clause (h) of Article XI is amended by adding the words “issuance of the Letters of Credit” after the word “Advances”.
    (t) The last paragraph of Article XI is amended by adding the words “Letters of Credit” after the word “Loans”.
2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:
(k)Lender shall have received counterparts of this Amendment duly executed by Borrower, each Guarantor and Lender.
(l)Lender shall have received such documents and certificates as Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of this Agreement and any other legal matters relating to such Loan Parties, the Loan Documents or this Agreement, all in form and substance reasonably satisfactory to Lender and its counsel.
(m)Lender shall have received an Officer’s Certificate in the form of Exhibit H attached to the Loan Agreement, dated the date hereof, and signed by the Chief Financial Officer of each of the Loan Parties.
(n)Lender shall have received payment of Lender’s fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsels for Lender) in connection with this Amendment.
3.Representations and Warranties of the Loan Parties. Each Loan Party for itself hereby represents and warrants as follows:
(o)This Amendment and each of the Loan Documents (each as amended hereby), as applicable, constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting Lender’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(p)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of Borrower set forth in the Loan Agreement are true and correct in all material effects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).
4.Reference to and Effect on the Loan Agreement and the Loan Documents.
(q)Upon the effectiveness hereof, each reference to the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement and such other Loan Document, as the case may be, as amended hereby.
(r)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(s)Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(t)This Amendment is a “Loan Document” under (and as defined in) the Loan Agreement.
5.Consent and Reaffirmation. Without in any way establishing a course of dealing by Lender, each of Lender and each of the undersigned Loan Parties consents to this Amendment and reaffirms the terms and conditions of the Loan Agreement and the other Loan Documents executed by it and acknowledges and agrees that the Loan Agreement and each and every Loan Document executed by the undersigned in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
6.Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.) or any other similar state laws based on the Uniform Electronic Transactions Act.
7.Governing Law; Jurisdiction; Service of Process. The provisions of Section 15.1 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.
8.Entire Agreement. The provisions of Section 15.8 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.
9.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement is signed and given under seal as of the date first written above and it is intended that this Agreement is and shall constitute and have the effect of a sealed instrument according to law.

                        BORROWER:

                        SWEETGREEN, INC.

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
                        Email:    mitch.reback@sweetgreen.com

                        GUARANTORS:

                        SWEETGREEN NEW YORK, LLC

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
                        Email:    mitch.reback@sweetgreen.com

                        SWEETGREEN BOSTON, LLC

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
                        Email:    mitch.reback@sweetgreen.com

SWEETGREEN LA, LLC

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
[Signature Page to Amendment No. 2 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]

                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
                        Email:    mitch.reback@sweetgreen.com

                        SWEETGREEN CHICAGO LLC

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
            Email:    mitch.reback@sweetgreen.com

SWEETGREEN TEXAS, LLC

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
            Email:    mitch.reback@sweetgreen.com

SWEETGREEN COLORADO, LLC

                        By:    /s/ Mitch Reback
                        Name:    Mitch Reback
                        Its:    Chief Financial Officer
                        Attn:    3000 S. Robertson Blvd.
                            Los Angeles, California 90034
            Email:    mitch.reback@sweetgreen.com

LENDER:

            EAGLEBANK

By:    /s/ Deirdre E. Vollmer
                        Name:    Deirdre E. Vollmer
                        Its:    Vice President
                        Attn:    2001 K Street NW
                            Washington, D.C. 20006
                        Telephone: (202) 292-1635
                        FAX:    (301) 841-0345
            Email:    DVollmer@EagleBankCorp.com
[Signature Page to Amendment No. 2 to Amended and Restated Revolving Credit, Delayed Draw Term Loan and Security Agreement]